May 27, 2015

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Virtus Variable Insurance Trust

File Nos. 033-05033 and 811-04642

To The Commission Staff:

On behalf of Virtus Variable Insurance Trust (the “Trust” or “Registrant”), transmitted herewith for filing under Rule 497(e) under the Securities Act of 1933 and the Investment Company Act of 1940, are exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the prospectus for Premium AlphaSector® Series (the “Series”) as filed under Rule 497(e) on May 14, 2015. The purpose of this filing is to submit the 497(e) filing dated May 14, 2015 in XBRL for the Series.

Please contact Ann Flood at (860) 263-4746 or the undersigned at (860) 263-4790 if you have any questions concerning this filing.

Very truly yours,

/s/ Jennifer S. Fromm
Jennifer S. Fromm

cc: Ann Flood